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EXHIBIT 10.44



                            STOCK PURCHASE AGREEMENT

        THIS AGREEMENT made as of the 29th day of March, 1995, by and among Unitech Telecom, Inc., a Delaware corporation (the "CORPORATION"); Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., a Delaware limited partnership ("TFVP IV"); Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P., a Delaware limited partnership ("TFVP V"); Telco Systems, Inc., a Delaware corporation ("TELCO"), Dr. Pehong Chen, an individual residing in California and Variamat Resources Sdn. Bhd., a Malaysian corporation, ("Variamat"), Ding Cho Hee, an individual residing in Malaysia, William Wittmeyer, an individual (and member of the Board of Directors of the Corporation) residing in California, and Malaysian Technology Development Corp., a Malaysian corporation ("MTDC") (the foregoing being hereinafter sometimes referred to individually as an INVESTOR and collectively as the "INVESTORS").

        WHEREAS, the Investors wish to purchase from the Corporation, and the Corporation wishes to sell to the Investors, certain shares of the Corporation's Series A Convertible Preferred Stock, $.01 par value per share ("SERIES A PREFERRED STOCK" or "PREFERRED STOCK"), as described below;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

SECTION 1. CERTIFICATE OF AMENDMENT. Immediately prior to the execution and delivery of this Agreement, the Corporation filed with the Secretary of State of Delaware a Certificate of Amendment (the "CERTIFICATE OF AMENDMENT"), a copy of which is attached hereto as EXHIBIT 1, to its Certificate of Incorporation, as previously amended (the Certificate of Incorporation of the Corporation, as previously amended and as further amended by the Certificate of Amendment and in effect on the date hereof being hereinafter referred to as the "CERTIFICATE OF INCORPORATION"), for the purpose of increasing and amending the authorized capital stock of the Corporation and setting forth the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed upon each class of stock of the Corporation and the holders thereof, including the Preferred Stock.

SECTION 2. PURCHASE AND SALE OF THE PREFERRED STOCK.

                 (a) The Corporation agrees to sell to each Investor, and each Investor, severally and not jointly, agrees to purchase from the Corporation, at the Closing (as hereinafter defined) and upon the terms and conditions hereinafter set forth, the

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number of shares of Series A Preferred Stock set forth opposite the name of such Investor on the Schedule of Investors attached hereto as EXHIBIT 2.

                 (b) The purchase price for the shares of Preferred Stock to be sold pursuant to this Agreement (the "SHARES") shall be $8.00 per share.

SECTION 3.  DELIVERY OF THE SHARES AND OTHER DOCUMENTS.

                 (a) The closing (the "CLOSING") hereunder with respect to the transactions with the Investors contemplated hereby shall take place at the offices of the Corporation as hereinafter provided simultaneously with the execution and delivery of this Agreement.

                 (b) At the Closing, the Corporation shall deliver to each Investor a stock certificate, registered in the name of such Investor, representing the number of Shares purchased by such Investor at such Closing as set forth opposite the name of such Investor on the Schedule of Investors attached hereto. Delivery to each Investor shall be made against receipt by the Corporation of the full amount of the purchase price for the Shares being purchased by such Investor as follows:

                               (i)   in the case of the Investors other than
TFVP IV, TFVP V and Variamat, by any combination of certified or official bank check payable to the order of the Corporation or wire transfer to the Corporation's account at Bank of Canton of California, 743 Washington Street, San Francisco, California 94108, Telephone No. (415) 421-5215, ABA No. 121002259, Account No. 02703-046 (the "Bank") or such other payment form by an Investor as shall be agreed to in writing by the Corporation, such Investor and counsel to the Investors as set forth in Section 9 hereof, it being agreed that a promissory note substantially in the form attached hereto as EXHIBIT 3 shall be such an acceptable form of payment of up to $1,000,000 of purchase price to be paid by MTDC;

                               (ii)   in the case of each of TFVP IV and TFVP
V, by payment of $275,000 by any combination certified or official bank check payable to the order of the Corporation or wire transfer to the Corporation's account at the Bank, and by payment of the remaining $100,000 of purchase price due from such Investor by surrender for cancellation in full of the secured convertible promissory note of the Corporation dated May 31,


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1994 issued to such Investor (provided that accrued interest on the notes shall be paid at the Closing by the Corporation); and

                               (iii)    in the case of Variamat, by
cancellation of outstanding indebtedness (and surrender for cancellation of the promissory note of the Corporation evidencing such indebtedness), by the Corporation to Variamat in the amount of $100,000, which indebtedness was incurred during 1995.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to the Investors as follows:

        4.1 ORGANIZATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. The Corporation is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in EXHIBIT 4.1) in which the current conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Corporation's operations or financial condition. EXHIBIT 4.1 contains true, complete and accurate copies of the Certificate of Incorporation and the By-Laws, amended to date, of the Corporation (the "BY-LAWS").

        4.2 CAPITALIZATION. The entire authorized capital stock of the Corporation consists of:

                (a) 2,500,000 shares of Common Stock, $.01 par value per share (the "COMMON STOCK"), of which (i) 1,243,378 shares have been validly issued and are outstanding, fully paid and nonassessable; (ii) no shares are held as treasury shares; (iii) 162,994 shares have been reserved for issuance upon the exercise of options granted to employees; (iv) 72,728 shares have been reserved for issuance upon exercise of warrants previously issued to TFVP IV and TFVP V, (the "TFI WARRANTS"); and (v) 500,000 shares have been reserved for issuance upon conversion of the Preferred Stock; and

                (b)    500,000 shares of Series A Preferred Stock, of which
(i) prior to the Closing, no shares were issued and outstanding; and
(ii) 481,250 shares will be held by the Series A



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Investors after the Closing and will, upon issuance in accordance with this
Agreement, have been validly issued and be outstanding, fully paid and nonassessable.

        EXHIBIT 4.2 contains a list of all holders of Common Stock and options, warrants or rights to purchase Common Stock from the Corporation, in each case including the number of shares Of Common Stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in EXHIBIT 4.2, there are no oustanding shares of capital stock of the Corporation or warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation. Except as set forth in EXHIBIT 4.2, the number of shares of capital stock, if any, reserved for issuance in connection with securities described in the immediately preceding sentence is not subject to adjustment by reason of the issuance of the Shares or the shares of Common Stock issuable upon conversion of the Shares (the "RESERVED SHARES"). Except as set forth in
EXHIBIT 4.2 or pursuant to this Agreement, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or the By-Laws or any agreement to which the Corporation is a party and, except as set forth in the Certificate of Incorporation, there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Corporation's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities). To the best knowledge of the Corporation, the Corporation has not violated the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state blue sky or securities law in connection with the issuance of any shares of Common Stock or other securities prior to the date hereof.

        4.3 EQUITY INVESTMENTS. Except as set forth in EXHIBIT 4.3, the Corporation does not currently have any subsidiaries or own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity. (Any such subsidiary, or corporation, association, trust, partnership, joint venture or other entity in which the Corporation, directly or indirectly, owns any capital stock or other proprietary interest is hereinafter sometimes referred to as a "SUBSIDIARY"). EXHIBIT 4.3 sets forth all material agreements and commitments relating to the Corporation's relationship to such Subsidiaries and copies of their respective charters and by-laws or other comparable



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organizational documents.  No stockholder, director, officer or employee of the
Corporation nor any "associate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "EXCHANGE ACT")) of any such person owns any capital stock or other proprietary interest, directly or indirectly, in any such Subsidiary, other than the indirect interest of the stockholders of the Corporation in any such Subsidiary arising by virtue of their ownership of capital stock of the Corporation.

        4.4 FINANCIAL STATEMENTS. Attached as EXHIBIT 4.4A are the audited balance sheets of the Corporation as of December 31, 1992 and 1993, and the related audited statements of operations, stockholders' equity and cash flows for the years ending December 31, 1992 and 1993, in each case including the notes thereto and certified by Coopers & Lybrand, independent certified public accountants. Attached as EXHIBIT 4.4B are the unaudited balance sheet of the Corporation as of November 30, 1994 (the "BALANCE SHEET"), and the related unaudited statements of operations, stockholders equity and cash flows for the 11-month period ended November 30, 1994. (November 30, 1994 is hereinafter sometimes referred to as the "BALANCE SHEET DATE"). All such financial statements present fairly the financial position and results of operations of the Corporation as of the dates and for the periods indicated in accordance with generally accepted accounting principles applied on a consistent basis, subject in the case of the unaudited financial statements to normal year-end audit adjustments.

        4.5    ABSENCE OF UNDISCLOSED LIABILITIES.  Except as set forth in
EXHIBIT 4.5 or as reflected in the Balance Sheet, at the Balance Sheet Date (a) the Corporation had no material liabilities of any nature (matured or unmatured, fixed or contingent); (b) all reserves established by the Corporation and set forth in the Balance Sheet were adequate; and (c) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately disclosed in the Balance Sheet as required by such Statement No. 5.

        4.6 ABSENCE OF CHANGES. Except as shown on EXHIBIT 4.6, since December 31, 1993 there has not been any material adverse change in the financial condition, results of operations, assets, liabilities or business of the Corporation. Except as shown on EXHIBIT 4.6, since the Balance Sheet Date there has not been (a) any material asset or property of the Corporation made



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subject to a lien of any kind, (b) any waiver of any valuable right of the
Corporation, or the cancellation of any material debt or claim held by the Corporation, (c) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor, (d) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except in the ordinary course of business, (e) any loan by the Corporation to, or any loan to the Corporation from, any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor, (f) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Corporation, or (g) any change in the accounting methods or practices followed by the Corporation.

        4.7 ENCUMBRANCES. Except as set forth in EXHIBIT 4.7, the Corporation has good title to all of its property and assets, real, personal or mixed, tangible or intangible, free and clear of all liens, security interests, charges and other encumbrances of any kind.

        4.8 BURDENSOME RESTRICTIONS. The Corporation is not obligated under any contract or agreement (including without limitation any long-term lease, forward purchase contract, futures contract or covenant not to compete) or subject to any charter or other corporate restriction which materially restricts, or in the future (so far as the Corporation can reasonably foresee) may reasonably be expected to materially restrict, its ability to conduct its business, or which materially and adversely affects, or in the future (so far as the Corporation can reasonably foresee) may reasonably be expected to materially and adversely affect, its financial condition, results of operations, assets, liabilities, business or prospects.

        4.9 INTELLECTUAL PROPERTY RIGHTS. Except in each case as set forth IN EXHIBIT 4.9:

               (a) to the best of its knowledge, the Corporation owns, possesses, has the right to use and has the right to bring actions for the infringement of all Intellectual Property Rights (as hereinafter defined) necessary or required for the conduct of its business as presently conducted or as proposed to be conducted, which Intellectual Property Rights are identified in said EXHIBIT 4.9;



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               (b)    to the best of its knowledge, no royalties or
other amounts are payable by the Corporation to other persons by reason of the ownership or use of said Intellectual Property Rights; and

               (c) to the best of its knowledge, no product marketed or sold or proposed to be marketed or sold by the Corporation violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another. The Corporation has not received any notice that any of such Intellectual Property Rights or the operation or proposed operation of the Corporation's business conflicts or will conflict with the rights of others.

As used herein, the term "INTELLECTUAL PROPERTY RIGHTS" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights.

        4.10 LITIGATION. There is no action, suit, claim, proceeding or investigation, at law, in equity or otherwise, now pending, or, to the best knowledge of the Corporation, threatened against or affecting the Corporation (or, to the best knowledge of the Corporation, any of its officers, directors or management employees to the extent that such action, suit, claim, proceeding or investigation arises out of or relates to any such person's work for or relationship to the Corporation) and, except as otherwise disclosed hereunder, the Corporation has no actual knowledge of facts which it believes are likely to be the basis of future litigation that would have a material adverse effect on the Corporation.

        4.11 NO DEFAULTS. The Corporation is not in violation or breach of, or in default under, any provision of (a) the Certificate of Incorporation or By-Laws, (b) any material note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected or (c) to the best of its knowledge, any material ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body. To the best knowledge of the Corporation, there exists no condition, event or act which after notice, lapse of time, or both, could constitute violation or breach of, or a default under, any of the foregoing.


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        4.12     EMPLOYEES.  Except as modified by case law and applicable
statute, all of the Corporation's material employment contracts and agreements with persons providing employment, consulting and other services to the Corporation are terminable at will. The Corporation is not subject to any collective bargaining agreement with respect to any of its employees, has no current material labor problems or disputes and has in effect no "employee pension benefit plan" (as defined in the Employee Retirement Income Security Act of 1974 as amended) or stock-related employee benefit plan (other than the Corporation's stock option plans, if any, as described in EXHIBIT 4.15). To the best knowledge of the Corporation, no third party may assert any valid claim against the Corporation, any Investor, or any Designated Person (as hereinafter defined) with respect to the continued employment by the Corporation of any of the present officers or employees of, or consultants to, the Corporation (collectively, the "DESIGNATED PERSONS"). Each Designated Person and the Corporation have agreed not to use any information which the Corporation or any Designated Person would be prohibited from using under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information.

        4.13 TAXES. The Corporation has filed all federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Corporation has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns. To the best knowledge of the Corporation, the income tax returns of the Corporation have never been audited by state or federal authorities. The Corporation has not waived any statute of limitations with respect to any tax assessment or deficiency. Neither the Corporation nor, to the best of its knowledge, any of its stockholders, has ever filed (a) a consent pursuant to Section 1372 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Corporation be taxed as an S Corporation or (b) a consent pursuant to Section 341(f) of the Code, relating to collapsible corporations.

        4.14     INTENTIONALLY OMITTED.



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        4.15     AGREEMENTS.  Except as set forth in EXHIBIT 4.15, the
Corporation is not a party to any material written or oral contract not made in the ordinary course of business and, whether or not made in the ordinary course of business, the Corporation is not a party to any material written or oral (a) contract with any labor union; (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment materially in excess of normal operating requirements; (c) contract for the employment of any officer, individual employee or other person or any contract with any person on a consulting basis; (d) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others; (e) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Corporation; (f) guaranty of any obligation for borrowed money or otherwise; (g) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party; (h) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation; (i) license or lease agreement with respect to any Intellectual Property Rights; (J) agreement or other commitment for capital expenditures in excess of $25,000; (k) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party; or (1) any other contract, agreement or arrangement which is material to the business of the Corporation. Except as set forth in EXHIBIT 4.15, the Corporation is not actively engaged in any negotiations of any such contract, agreement or arrangement. The Corporation has furnished, to the Investors true and correct copies of all such agreements and other documents requested by the Investors or their authorized representatives.

        4.16     COMPLIANCE.  To the best of its knowledge, the Corporation has
(a) in all material respects complied with all federal, state, local or foreign laws, statutes, ordinances, rules, regulations and orders applicable to its business, including without limitation the United States Export Administration Act and all rules and regulations thereunder, and (b) all federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and such licenses, registrations and permits are in full force and effect and there have been no violations in respect of any such licenses, registrations or permits. No



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proceeding is pending or, to the best knowledge of the Corporation, threatened, to revoke or limit any thereof. Neither the Corporation nor, to the best knowledge of the Corporation, any of its present officers, directors or principal stockholders has ever been convicted of a felony. Neither the Corporation nor, to the best knowledge of the Corporation, any such person is now or ever has been subject to any governmental decree or order prohibiting it or him from engaging in specified business activities. To the best knowledge of the Corporation, there is no pending criminal investigation of any nature whatsoever into the activities of the Corporation, nor (to the best knowledge of the Corporation) its officers, directors or principal stockholders.

        4.17 INSURANCE. The Corporation maintains insurance against loss, damage and other hazards and risks and liabilities of the kind customarily insured against by companies similarly situated, with financially sound and reputable insurers and in such policy amounts, and such customary deductibles, as is reasonably adequate to protect the Corporation against material loss or damage. Without limiting the generality of the foregoing, the Corporation maintains liability insurance against loss or damage to it for bodily injury or death in or about any premises occupied by it, and against loss or damage to it or bodily injury or death or injury to property occurring by reason of the operation by any of its employees of any motor vehicle on the Corporation's behalf in amounts customary for companies similarly situated.

        4.18 AUTHORIZATION OF THIS AGREEMENT AND RELATED DOCUMENTS. The execution, delivery and performance by the Corporation of this Agreement and the Registration Rights Agreement of even date herewith by and among the Corporation and the Investors (the "REGISTRATION RIGHTS AGREEMENT") have been duly authorized by all requisite corporate action. This Agreement and the Registration Rights Agreement have been duly executed and delivered on behalf of the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors, rights and the application of equitable principles in any action, legal or equitable). The execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance, sale and delivery of the Shares and the Reserved Shares and compliance with the provisions hereof and thereof by the Corporation do not and will not, with or without the passage of time or the giving


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of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected, except such violations, conflicts, breaches or defaults as would not individually or in the aggregate have a material adverse effect on the Corporation.

        4.19 AUTHORIZATION OF SHARES. The issuance, sale and delivery by the Corporation of the Shares has been duly authorized by all requisite corporate action, and when so issued, sold, delivered and paid for in accordance with the terms hereof, the Shares will be validly issued and outstanding and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others and the Shares will be fully paid and nonassessable.

        4.20 AUTHORIZATION OF RESERVED SHARES. The issuance, sale and delivery by the Corporation of the Reserved Shares has been duly authorized by all requisite corporate action of the Corporation, and the Reserved Shares have been duly reserved for issuance upon conversion of all or any of the Shares, and when so issued and delivered in accordance with the terms of the Certificate of Amendment, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the corporation or others.

        4.21 RELATED TRANSACTIONS. Except as set forth in EXHIBIT 4.21, no current or former stockholder, director, officer or employee of the Corporation nor any "associate" (as defined in the rules and regulations promulgated under the Exchange Act) of any such person, is currently, or since the date of inception of the Corporation has been, directly or indirectly, a party to any transaction (other than as an employee) with the Corporation or any Subsidiary providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person.



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        4.22     OFFEREES.  The Corporation has not, either directly or through any agent, offered any Shares or securities convertible into or exercisable for Common Stock or Preferred Stock or any security or securities similar to any thereof, for sale to, or solicited any offers to buy any Shares, or securities convertible into or exercisable for Common Stock or Preferred Stock, or any such similar security or securities from, or otherwise approached or negotiated in respect thereof with, any person or entity other than the Investors and a limited number of, to the best knowledge of the Corporation, institutional or sophisticated investors, but in any event not more than 25 persons or entities, including the Investors.

        4.23     USE OF PROCEEDS.

                 (a) The proceeds received by the Corporation from the sale of the Shares shall be used by the Corporation only for general corporate purposes, including working capital, funding operating losses, capital expenditures and funding accrued compensation as provided in Section 4.23(b).

                 (b) The Corporation shall be restricted from making payments of accrued compensation existing as of the date hereof ("Accrued Compensation") whether from proceeds of this financing or otherwise to the founders and employees of the Corporation, except in accordance with the following and subject to the approval of the Board of Directors of the
Corporation:

                (i) During 1995, the Corporation may pay Accrued Compensation in an aggregate amount of up to $194,325 to Hong Liang Lu, Peter Wang and Charles Xue (the "FOUNDERS"), such payments to be made only by applying such payments from time to time during the year, at the respective Founders' election, to the exercise of stock options of the Corporation outstanding on the date hereof, all as set forth in EXHIBIT 4.23;

                (ii) In addition, during 1995, the Corporation may pay to each of the Founders Accrued Compensation in an amount equal to up to 10% of the aggregate Accrued Compensation paid to such Founder pursuant to clause
                         (i) above in order to permit such Founder to pay FICA liabilities arising from the receipt by such Founder of Payable Accrued Compensation;



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
                (iii) In addition, during 1996, the Corporation may pay to each of the Founders Accrued Compensation in an amount equal to up to 30% of the aggregate Accrued Compensation paid to such Founder pursuant to clause
                         (i) above in order to permit such Founder to pay income tax liabilities arising from the receipt by such Founder of Payable Accrued Compensation; and

                (iv) At any time, the Corporation may pay to persons other than the Founders a cumulative aggregate amount of up to $50,000.

The balance of accrued compensation shall continue to be outstanding and shall not accrue interest. Payment of such balance shall be withheld until such time as the Corporation effects its initial public offering, there is an acquisition (by whatever means) of the Corporation, or other liquidity event approved by the two Directors elected by the holders of the Preferred Stock. The Corporation represents that the individuals to whom such accrued compensation is owed have agreed to the provisions set forth herein and in EXHIBIT 4.23, which sets forth the accrued compensation and unpaid salaries as of the Closing.

        4.24 NO GOVERNMENTAL CONSENT OR APPROVAL REQUIRED. No authorization, consent, approval or other order of, declaration to, or filing with, any United States (federal, state or local) governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of this Agreement or the Registration Rights Agreement, in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares, except such exemptive filings under applicable securities laws as are required to be made, and shall be made, following the Closing or such exemptive filings under applicable securities laws as shall have been made prior to and are in effect on and as of the Closing.

        4.25 REGISTRATION RIGHTS. Except as contemplated by the Registration Rights Agreement, no person has any right to cause the Corporation to effect the registration under the Securities Act of any shares of Common Stock or any other securities of the Corporation.

        4.26 BROKERS. Except as set forth in EXHIBIT 4.15, neither the Corporation nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement and no person or entity will have, as a result of the transactions contemplated by this Agreement, any right to, interest in or valid claim against or upon the Corporation for any commission, fee or other compensation as a finder or broker because of any act or omission by the Corporation or any agent of the Corporation.

        4.27 INVENTION AND NON-DISCLOSURE AGREEMENTS. Except as set forth in EXHIBIT 4.27, each current United States employee of the Corporation who has or is proposed to have access to confidential and/or proprietary information of the Corporation is a signatory to, and is bound by, an agreement with the Corporation relating to non-disclosure of confidential and proprietary information, patent and invention assignment and non-solicitation of employees, a copy of the form of which agreements is attached hereto as EXHIBIT 4.27.

        4.28 EXEMPTIONS FROM SECURITIES LAWS. Subject to the accuracy of the representations and warranties of the Investors set forth in Section 5 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the Shares and the Reserved Shares, and no consent, approval, qualification or registration or filing under any state securities or blue sky laws is required in connection therewith, except such exemptive filings as are required to be made, and shall be made, following the Closing, or such exemptive filings as shall have been made prior to and are in effect on and as of the Closing.

        4.29 ABSENCE OF CERTAIN PAYMENTS. Neither the Corporation nor, to the best knowledge of the Corporation, any director, officer, agent, employee or other person acting on the Corporation's behalf has used any funds of the Corporation for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or made any direct or indirect unlawful payments to government officials or employees from corporate funds, or established or maintained any unlawful or unrecorded funds, or violated any provisions of the Foreign Corrupt Practices Act of 1977 or any rules or regulations promulgated thereunder.

        4.30 ISSUANCE TAXES. All taxes, if any, imposed on the Corporation in connection with the sale, issuance and delivery of the Shares and the Reserved Shares have been or will be fully satisfied by the Corporation.

        4.31     ENVIRONMENTAL COMPLIANCE.

                 (a) There are no claims, investigations, litigation or administrative proceedings pending or, to the best knowledge of the Corporation, threatened, or judgments or orders, relating to any hazardous substances, hazardous wastes, discharges, emissions or other forms of environmental pollution relating in any way to any facility now or previously used or occupied by the Corporation or otherwise relating to the business of the Corporation under any federal, state, local or foreign statute, rule or regulation applicable to the Corporation.

                 (b) To the best knowledge of the Corporation, no hazardous or toxic substances, within the meaning of applicable federal, state, local or foreign statutes, rules and regulations, are currently stored or otherwise located on real estate owned or leased by the Corporation or, to the best knowledge of the Corporation, on adjacent parcels of real estate to the extent that the same might contaminate or affect the Corporation or the real estate owned or leased by it.

        4.32 DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to the Investors by or on behalf of the Corporation in connection with the transactions contemplated by this Agreement when read or considered together contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are or were made, not misleading. To the best knowledge of the Corporation, there is no fact which materially adversely affects or in the future may (so far as it can now reasonably foresee) materially adversely affect the business, operations, affairs, prospects, condition, properties or assets of the Corporation which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to the Investors by or on behalf of the Corporation.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

                 (a) Each Investor, severally and not jointly, represents and warrants to the Corporation as follows:

                 (i) Such Investor is acquiring the Shares for its own account, for investment and not for, with a view to, or in connection with any distribution or public offering thereof within the meaning of the Securities Act.

                 (ii) Such Investor understands that the Shares have not been, and the Reserved Shares will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that they must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. Such Investor acknowledges that the certificates for the Shares and the Reserved Shares shall bear legends to such effect.

                 (iii) Such Investor has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is able to bear the economic risk of such investment, including a complete loss of the investment.

                 (iv) Such Investor acknowledges that such Investor has made detailed inquiry concerning the Corporation, its business and its personnel and that the officers of the Corporation have made available to such Investor any and all written information which it has requested and have answered to such Investor's satisfaction all inquiries made by such Investor.

                 (v) Such Investor understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Investor) promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act depends upon the satisfaction of various conditions, that such exemption is not currently available and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

                 (vi) Unless otherwise indicated in writing by such Investor to the Corporation, such Investor is an "accredited investor" within the definition of that term set forth in the Securities Act Rule 501(a).

                 (vii) Such Investor has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

                 (b) In addition to the representations and warranties contained in Section 5(a), each of Variamat, Ding Cho Hee and MTDC represents and warrants to the Corporation that such Investor has satisfied itself as to the full observance of the laws of such Investor's jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements of such Investor's jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may be required, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor's subscription and payment for, and such Investor's continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of such Investor's jurisdiction.

SECTION 6. CONDITIONS PRECEDENT TO CLOSING BY THE INVESTORS. The obligation of each Investor to purchase and pay for the Shares at the Closing is subject to the satisfaction, or waiver by each Investor, of the following conditions precedent at or before the Closing:

                 (a) CORPORATE PROCEEDINGS. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to the Investors and their counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

                 (b) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Corporation in Section 4 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing.

                 (c) COMPLIANCE WITH COVENANTS. The Corporation shall have duly complied with and performed all covenants and agreements of the Corporation herein which are required to be complied with and performed at or before the Closing.

                 (d) CERTIFICATE OF PRESIDENT. The Corporation shall have provided to the Investors a certificate, signed by its President and dated the date of the Closing, in form and substance reasonably satisfactory to the Investors and their counsel, confirming compliance with the conditions set forth in Sections 6(a), 6(b) and 6(c).

                 (e)    OPINION OF COUNSEL.  At the Closing, each
Investor shall have received from Parker Chapin Flattau & Klimpl, LLP counsel for the Corporation, its opinion addressed to each of the Investors, dated the date of the Closing in the form and substance acceptable to the Investors and their counsel.

                 (f) RELATED AGREEMENTS AND DOCUMENTS. At or before the Closing, the parties thereto shall have executed and delivered the Registration Rights Agreement and the Corporation shall have delivered to the Investors such other documents as they shall reasonably request.

                 (g) BLUE SKY MATTERS. All consents, approvals, qualifications, registrations and filings required to be obtained or effected under any applicable state securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares and the Reserved Shares shall have been obtained or effected and copies of the same delivered to each of the Investors, other than exemptive filings required to be made after the Closing under such laws.

                 (h)    TERMINATION OF SECURITY INTERESTS.  All
security interests in the assets of the Corporation arising out of the Loan and Security Agreements dated May 31, 1994 between the Corporation and TFVP IV and TFVP V or the transactions contemplated thereby shall have been terminated, and TFVP IV and TFVP V shall have executed and delivered to the Corporation UCC termination statements with respect thereto, the receipt by the Corporation of which termination statements shall be a condition precedent to the obligation of the Corporation to deliver to TFVP IV and TFVP V the Shares purchased by them at the Closing.

                 (i) COMPOSITION OF BOARD OF DIRECTORS. As of immediately following the Closing, the Corporation's Board of Directors will have an authorized number of members equal to five (5) and the following five
(5) individuals will comprise the Board of Directors: Hong Liang Lu, Charles Xue, Peter Wang, Terry Campbell and Bill Wittmeyer.

                 (j) DISTRIBUTION AGREEMENTS. As a condition precedent only with respect to the obligation of Telco to purchase and pay for the Shares to be purchased by Telco hereunder, each of Telco and the Corporation shall have executed and delivered to the other distribution agreements mutually agreeable to the parties thereto.

SECTION 7. INFORMATION RIGHTS OF INVESTORS.

        7.1 ACCESS TO RECORDS. The Corporation agrees to afford to each of the Investors and their respective employees, counsel and other authorized representatives, as well as to each director designated by any of them, upon reasonable prior request, free and full access, during normal business hours and at all other reasonable times, to all books, records and properties of the Corporation and to all officers of the Corporation and those other employees of the Corporation having responsibility for financial or accounting matters generally, for any reasonable purpose whatsoever.

        7.2 FINANCIAL REPORTS. The Corporation agrees to furnish each of the Investors with the following:

                      7.2.1. Within 30 days after the end of each month and each fiscal quarter, an unaudited financial report of the Corporation, which report shall be prepared in accordance with generally accepted accounting principles consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with generally accepted accounting principles) and shall be certified by either the Chief Executive Officer or the Chief Financial Officer of the Corporation to have been so prepared, and which shall include the following:

                      (a) a statement of operations for such month or quarter, together with a cumulative statement of operations from the first day of the then-current fiscal year to the last day of such month or quarter;

                      (b) a balance sheet as of the last day of such month or quarter;

                      (c) a statement of sources and application of funds and statement of changes in working capital for such month or quarter; and

                      (d) a comparison between the actual figures for such month or quarter, the comparable figures (with respect to the foregoing clauses (a) and (b) only) for the prior year (if any) and the comparable figures included in the Budget (as hereinafter defined) for such month or quarter, with an explanation of any material differences between them.

        The financial report for each fiscal quarter shall be accompanied by a report by the Chief Executive Officer of the Corporation explaining business developments and problems occurring during the quarter.


                      7.2.2. Within 120 days after the end of each fiscal year of the Corporation, audited financial statements of the Corporation, which shall include a statement of operations for such fiscal year and a balance sheet as of the last day thereof, and statements of stockholders, equity and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and certified by independent certified public accountants of recognized national standing satisfactory to the Investors, together with such accountants' annual management letter.

                      7.2.3. If for any period the Corporation shall have any subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Sections 7.2.1 and 7.2.2 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

                      7.2.4. Within 10 days after the close of each month, a written report of the Chief Executive Officer or Chief Financial Officer of the Corporation listing orders booked and sales made during the month, cash position as of the end of the month and any significant events occurring during the month.

                      7.2.5.    Promptly upon becoming available:

                            (a)   copies of all financial statements, reports,
notices, press releases, proxy statements and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission, any securities exchange or the National Association of Securities Dealers, Inc.; and

                            (b)   any other financial or other information
available to management of the Corporation as any of the Investors shall have reasonably requested on a timely basis.

        7.3 BUDGET AND OPERATING FORECAST. With respect to the fiscal year of the Corporation beginning on January 1, 1995, the Corporation will prepare and submit to each of the Investors by March 1, 1995 a monthly operating plan of the Corporation, with monthly break-downs, for such fiscal year (such plan for each fiscal year of the Corporation being hereinafter referred to as a "BUDGET"). With respect to each fiscal year thereafter, the Corporation agrees to prepare and submit a proposed Budget to the Board of Directors of the Corporation and each of the Investors at least 60 days prior to the beginning of each such fiscal year. The Budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation. The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom which are proposed to be made by the Corporation shall be resubmitted and approved in accordance with procedures established by the Board of Directors, and the Corporation shall not make any such changes or material deviations to or from the Budget without compliance with such procedures. The Budget shall include an income statement, balance sheet and cash flow information.

        7.4 LIMITATIONS ON RIGHTS OF INVESTORS UNDER SECTION 7. The Corporation shall provide the information required by this Section 7 to each Investor so long as such Investor shall continue to own at least 25,000 shares (subject to adjustment in the event of a stock split, stock dividend, reclassification or other similar event) of Common Stock or Preferred Stock; provided, however, that all Investors, irrespective of the number of shares held, shall be entitled to annual financial statements as provided above in this Section 7. The foregoing provisions of this Section 7 to the contrary notwithstanding, the Investors shall not have any rights and the Corporation shall not have any obligations under the foregoing provisions of this Section 7 at such time as the Common Stock is registered under Section 12 of the Exchange Act.

        7.5 RELATIONSHIP TO PREVIOUS AGREEMENTS. This Section 7 shall supersede Sections 6.1 through 6.5 of the Loan and Security Agreements dated May 31, 1994 between the Corporation and TFVP IV and TFVP V, and such Sections
6.1 through 6.5 shall no longer have any force or effect.

SECTION 8. ADDITIONAL AGREEMENTS OF THE CORPORATION.

        8.1 NOTICE OF MEETINGS OF THE BOARD OF DIRECTORS; PAYMENT OF EXPENSES OF PREFERRED STOCK DIRECTOR.

                 (a) The Corporation shall give each Investor holding at least 60,000 shares (subject to adjustment in the event of a stock split, stock dividend, reclassification or other similar event) of Common Stock or Preferred Stock not less than five (5) business days, prior written notice (or such greater amount of prior written notice as shall be given to directors) of each meeting of its Board of Directors and of any committee or group exercising responsibilities comparable to those exercised by its Board of Directors, specifying the time and place of such meeting and, to the extent then known, the matters to be discussed thereat and inviting each such Investor (or its representative) to attend and participate therein (without, however, a right to vote thereat in such capacity) and (ii) furnish each such Investor (or such representative) with copies of all notices, minutes, consents and other materials that the Corporation provides to its directors. Failure to give such notice shall not affect the validity of any action taken at such meeting. Such notice may be waived by written instrument executed before or after such meeting.

                 (b) The Corporation shall pay all reasonable travel and other out-of-pocket expenses of the two directors elected solely by the holders of Preferred Stock in connection with the attendance of such directors at meetings of the Corporation's Board of Directors.

        8.2      RIGHT OF FIRST REFUSAL.

                 (a) The Corporation hereby grants to each of the Investors and any assignee of the Investors described in paragraph (i) of this
Section 8.2 (the "RIGHT HOLDER") the right of first refusal to purchase, pro rata, all (or any part) of any New Securities (as defined in this Section 8.2) that the Corporation may, from time to time, propose to sell or issue. Each such Right Holder's pro rata share, for purposes of this right of first refusal, is the ratio of (i) the number of shares of Common Stock (including shares subject to Warrants) then held of record by, or issuable on conversion of Preferred Stock then held of record by, such Right Holder to (ii) the sum of the total number of shares of the Common Stock issued and outstanding plus the total number of shares of Common Stock issuable upon conversion of the Preferred Stock in each case at such time (the "BASIC AMOUNT").

                 (b) "NEW SECURITIES" shall mean any equity securities of the Corporation, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; PROVIDED, HOWEVER, that "New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act, the gross proceeds to the Corporation from the sale of which would equal or exceed $8,000,000; (ii) securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization whereby the Corporation acquires not less than 51% of the voting power of such corporation;
(iii) shares of Common Stock issued in exchange for consideration having a fair market value (in the judgment of the Board of Directors) equal to the fair market value of such Common Stock (or related options having exercise prices of not less than fair market value at the time of grant) issued to employees, officers or other persons performing services for the Corporation pursuant to any stock offering, plan or arrangement approved by the Board of Directors of the Corporation (including each of the two directors elected by the holders of the Preferred Stock); (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Corporation; (v) shares of Common Stock issued upon conversion of the Shares; or (vi) shares of Common Stock issued upon exercise of the TFI Warrants.

                 (c) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Corporation shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the "OFFER"), which Offer shall
(i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the New Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Right Holder (A) such Right Holder's Basic Amount, and (B) any additional portion of the New Securities as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their Basic Amounts

(the "UNDERSUBSCRIPTION AMOUNT"). Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

                 (d)   To accept an Offer, in whole or in part, a Right
Holder must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the Right Holder's Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Right Holders are less than the total New Securities, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; PROVIDED, HOWEVER, that should the Undersubscription Amounts subscribed for exceed the difference between the New Securities and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                 (e) In the event that Notices of Acceptance are not given by the Right Holders in respect of all the New Securities, the Corporation shall have 90 days from the expiration of the period set forth in Subsection (c) above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the "REFUSED SECURITIES"), but only to the offerees or purchasers and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are described in the Offer.

                 (f) In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Subsection (e) above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New

Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that the Right Holder elected to purchase pursuant to Subsection (d) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of New Securities the Corporation actually proposes to issue, sell or exchange (including New Securities to be issued or sold to Right Holders pursuant to Subsection (d) above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities. In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with Subsection (c) above.

                 (g) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Corporation, and the Corporation shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to Subsection (f) above if the Right Holders have so elected upon the terms and conditions specified in the Offer. The purchase by the Right Holders of any New Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the Right Holders of a purchase agreement relating to such New Securities reasonably satisfactory in form and substance to the Right Holders and their respective counsel.

                 (h)   Any New Securities not acquired by the Right
Holders or other persons in accordance with Subsection (e) above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

                 (i) This right of first refusal may be assigned, in whole or in part, (i) to a partner, stockholder or Affiliate (as hereinafter defined) of any Right Holder or (2) to any assignee who acquires not less than 50,000 shares of Common Stock (including in such number shares of Common Stock issuable upon conversion of Preferred Stock), appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like.

                 (j) As used in this Section, an Affiliate of a Right Holder shall mean any partner of the Right Holder or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Right Holder.

        8.3 INSURANCE. The Corporation has obtained and shall maintain, with financially sound and responsible insurers (a) fire, casualty, product liability and other liability insurance policies, with extended coverage, in amounts customary for companies similarly situated; and (b) term life insurance payable to the Corporation on the lives of Hong Lu and Peter Wang in the amount of $1,000,000 each.

        8.4 EMPLOYEE AGREEMENTS. The Corporation shall cause each person who becomes an employee of the Corporation subsequent to the date hereof, and who shall have or be proposed to have access to confidential or proprietary information of the Corporation, upon the commencement of such person's employment by the Corporation, to execute an agreement relating to matters of non-disclosure of confidential and proprietary information and assignment of patents, inventions and other Intellectual Property Rights in form and substance satisfactory to the Board of Directors. The Corporation shall use its best efforts to enforce each such agreement.

        8.5 HIRING OF NEW CHIEF FINANCIAL OFFICER. The Corporation shall promptly commence a search for a qualified Chief Financial Officer of the Corporation, with the individual hired to be approved by the Board of Directors, including the favorable vote of the two directors elected by the Preferred Stock.

        8.6 COMPOSITION OF THE BOARD OF DIRECTORS. The holders of the Preferred Stock are given the power to elect two members of the Board of Directors by their separate vote under the terms of the Corporation's Certificate of Incorporation. It is agreed as among the Investors and the Corporation that one such member shall be an individual designated from time to time by TFVP IV and TFVP V and that the other individual shall be designated from time to time by the remaining holders of the Preferred Stock. It is understood and agreed by such parties that the right of TFVP IV and TFVP V to so designate a member to the Board of Directors shall be conditioned upon their continued collective ownership of at least eighty (80%) of the shares of Series A Preferred Stock initially purchased hereunder. Additionally, the parties contemplate reconsideration and revision of their agreement under this Section at the time of the next significant equity round of financing is completed to reflect appropriate Board representation among the Investors hereunder and of future venture capital-type investors. Additionally, the Corporation and the Investors agree that the authorized number of Directors shall be five
(5) until changed by resolution adopted by the Board of Directors with the favorable vote of both Directors elected solely by the Preferred Stock.

        8.7 LIMITATION ON RIGHTS OF INVESTORS. The rights of Right Holders under Section 8.2 and the Investors under Sections 8.1, 8.3, 8.4, 8.5 and 8.6 and the obligations of the Corporation under Sections 8.1 through 8.6 shall terminate and be of no effect upon and following the closing date of an underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act in which the aggregate gross proceeds to the Corporation from such offering are not less than $8,000,000.

SECTION 9. FEES. Except as provided below, each party hereto shall be responsible for and shall pay its own fees and expenses in connection with the transactions contemplated by this Agreement. The Corporation agrees to reimburse the Investors for the reasonable fees (up to $10,000.00) and the expenses billed to them by Tomlinson Zisko Morosoli & Maser, as counsel to the Investors.

SECTION 10. EXCHANGES; LOST, STOLEN OR MUTILATED CERTIFICATES. Upon surrender by any Investor to the Corporation of a certificate or certificates representing shares of Preferred Stock purchased or acquired by such Investor hereunder or Reserved Shares received upon conversion of any such shares of Preferred Stock, the Corporation at its expense shall issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares, in such denomination or denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any shares of Preferred Stock purchased or acquired by the Investor hereunder or Reserved Shares received upon conversion of any such shares of Preferred Stock and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense shall issue and deliver to such Investor a new certificate for such shares of Preferred Stock or Reserved Shares, of like tenor, in lieu of such lost, stolen or mutilated certificate.

SECTION 11. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The covenants, representations and warranties of the Corporation contained herein shall survive the Closing. Each of the Investors may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. ALL statements contained in any certificate or other instrument delivered by the Corporation pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Corporation under this Agreement.

SECTION 12. INDEMNIFICATION. The Corporation shall indemnify, defend and hold the Investors harmless from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses), which would not have been incurred if (a) all of the representations and warranties of the Corporation herein had been true and correct when made or (b) all of the covenants and agreements of the Corporation herein had been duly and timely complied with and performed.

SECTION 13. REMEDIES. In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by the Corporation, the Investors may proceed to protect and enforce their rights either by suit in equity or by action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement.

SECTION 14. SUCCESSORS AN ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto and, except as otherwise expressly provided herein, each other person who shall become a registered holder named in any certificate evidencing shares of Common Stock or Preferred Stock transferred to such holder by any of the Investors or their permitted transferees, and (except as aforesaid) their respective legal representatives, successors and assigns.

SECTION 15. ENTIRE AGREEMENT; EFFECT ON PRIOR DOCUMENTS. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

SECTION 16. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by express overnight delivery providing written receipt of delivery, charges prepaid, or by first class registered or certified mail, postage prepaid, return receipt requested, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                 (i)    if to the Corporation, to:

                        Unitech Telecom, Inc.
                        333 Hegenberger Road, Suite 328
                        Oakland, CA 94621
                        Attention- President

                        with a copy to:

                        Gary J. Simon, Esq.
                        Parker Chapin Flattau & Klimpl, LLP
                        1211 Avenue of the Americas
                        New York, New York 10036

                 (ii) if to the Investors, to their respective addresses set forth on the signature page hereof with a copy to:

                        Jim C. Curlett, Esq.
                        Tomlinson Zisko Morosoli & Maser
                        200 Page Mill Road
                        Second Floor
                        Palo Alto, California 94306

All such notices, requests, consents and other communications so given shall be deemed given or served and received for all purposes (i) three (3) days after being sent by first class registered or certified mail, (ii) one business day after being sent by express overnight delivery, or (iii) on the date of delivery when delivered by hand.

SECTION 17. AMENDMENTS; WAIVERS. This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, by the written agreement of the Corporation and Investors or transferees of their rights hereunder holding eighty (80%) in voting power of the Preferred Stock

(including Common Stock issued upon conversion thereof) held by the Investors and such transferees.

SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

SECTION 19. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 20. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

SECTION 21. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California without regard to its principles of conflicts of laws.

SECTION 22. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 23. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement under seal as of the day and year first above written.

                                            UNITECH TELECOM, INC.


                                            By:   /s/
                                                ------------------------------
                                                   Its President



                                            By:
                                                ------------------------------
                                            Title:  President
                                                    --------------------------

TECHNOLOGY FUNDING VENTURE                 TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE                 PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                          GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,              By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                       Its Managing General
     Partner                                    Partner

     By:                                        By:
        ------------------------                    ----------------------
         Its                                         Its

Address:                                   Address:
-------                                    -------

2000 Alameda de las Pulgas                 2000 Alameda de las Pulgas
San Mateo, California 94403                San Mateo, California 94403


TELCO SYSTEMS, INC.                        DR. PEHONG CHEN


By:
   ------------------------                -------------------------------
    Its

Address:                                   Address:
--------                                   --------

4305 Cushing Parkway                       3 Lagoon Drive #350
Fremont, California 94538                  Redwood City, California 94065


VARIAMAT RESOURCES SDN. BHD.

By:
   ------------------------
    Its

Address:
--------

c/o Sabkar Holding Sdn. Bhd.
Suite 16.06
Pernas International
Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia

TECHNOLOGY FUNDING VENTURE                   TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE                   PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                            GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,                By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                        Its Managing General
     Partner                                     Partner

     By: /s/                                     By: /s/
        ------------------------                    ------------------------
         Its Investment Officer                      Its Investment Officer
     By:                                         By:
        ------------------------                    ------------------------
          Its Vice President                         Its Vice President
Address:                                     Address:
--------                                     --------

2000 Alameda de las Pulgas                   2000 Alameda de las Pulgas
San Mateo, California 94403                  San Mateo, California 94403


TELCO SYSTEMS, INC.                          DR. PEHONG CHEN


By:
   -----------------------------             -----------------------------
    Its

Address:                                     Address:
--------                                     --------

4305 Cushing Parkway                         3 Lagoon Drive #350
Fremont, California 94538                    Redwood City, California 94065


VARIAMAT RESOURCES SDN. BHD.                 DING CHO HEE

By:
   -----------------------------             -----------------------------
    Its

Address:                                     Address:
--------                                     --------

c/o Sabkar Holding Sdn. Bhd.                 31 Jalan BU 2/9
Suite 16.06                                  Bandar Utama
Pernas International                         47800 Petaling Jaya
Jalan Sultan Ismail                          Selangor Darul Ehsan, Malaysia
50250 Kuala Lumpur, Malaysia

WILLIAM WITTMEYER                            MALAYSIAN TECHNOLOGY DEVELOPMENT
                                              CORP.

                                             By:
 -----------------------------                   -----------------------------

TECHNOLOGY FUNDING VENTURE              TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE              PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                       GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,           By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                      Its Managing General
     Partner                                   Partner

     By:                                       By:
        ------------------------                  ------------------------
         Its                                       Its

Address:                                Address:
--------                                --------

2000 Alameda de las Pulgas              2000 Alameda de las Pulgas
San Mateo, California 94403             San Mateo, California 94403


TELCO SYSTEMS, INC.                     DR. PEHONG CHEN


By:                                     /s/ Pehong Chen
   -----------------------------        -----------------------------
    Its

Address:                                Address:
--------                                --------

4305 Cushing Parkway                    3 Lagoon Drive #350
Fremont, California 94538               Redwood City, California 94065


VARIAMAT RESOURCES SDN. BHD.            DING CHO HEE

By:
   -----------------------------        -----------------------------
    Its

Address:                                Address:
--------                                --------

c/o Sabkar Holding Sdn. Bhd.            31 Jalan BU 2/9
Suite 16.06                             Bandar Utama
Pernas International                    47800 Petaling Jaya
Jalan Sultan Ismail                     Selangor Darul Ehsan, Malaysia
50250 Kuala Lumpur, Malaysia

WILLIAM WITTMEYER                       MALAYSIAN TECHNOLOGY DEVELOPMENT
                                         CORP.

                                        By:
 -----------------------------              -----------------------------

TECHNOLOGY FUNDING VENTURE               TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE               PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                        GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,            By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                     Its Managing General
     Partner                                  Partner

     By:                                      By:
         ----------------------                   ----------------------
         Its                                      Its

Address:                                 Address:
--------                                 --------

2000 Alameda de las Pulgas               2000 Alameda de las Pulgas
San Mateo, California 94403              San Mateo, California 94403

TELCO SYSTEMS, INC.                      DR. PEHONG CHEN

By:
   ----------------------                ---------------------------
    Its

Address:                                 Address:
--------                                 --------

4305 Cushing Parkway                     3 Lagoon Drive #350
Fremont, California 94538                Redwood City, California  94065

VARIAMAT RESOURCES SDN. BHD.             DING CHO HEE

By:
   ----------------------                ---------------------------
    Its

Address:                                 Address:
--------                                 --------

c/o Sabkar Holding Sdn. Bhd.             31 Jalan BU 2/9
Suite 16.06                              Bandar Utama
Pernas International                     47800 Petaling Jaya
Jalan Sultan Ismail                      Selangor Darul Ehsan, Malaysia
50250 Kuala Lumpur, Malaysia

WILLIAM WITTMEYER                        MALAYSIAN TECHNOLOGY DEVELOPMENT
                                           CORP.
                                         By:
----------------------------                 ----------------------------

TECHNOLOGY FUNDING VENTURE               TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE               PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                        GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,            By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                     Its Managing General
     Partner                                  Partner

     By:                                      By:
         ----------------------                   ----------------------
         Its                                      Its

Address:                                 Address:
--------                                 --------

2000 Alameda de las Pulgas               2000  Alameda de las Pulgas
San Mateo, California 94403              San Mateo, California 94403

TELCO SYSTEMS, INC.                      DR. PEHONG CHEN

By:
    --------------------------           -------------------------------
     Its

Address:                                 Address:
--------                                 --------

4305 Cushing Parkway                     3 Lagoon Drive #350
Fremont, California 94538                Redwood City, California 94065

VARIAMAT RESOURCES SDN. BHD.             DING CHO HEE

By:
   --------------------------           -------------------------------
    Its

Address:                                 Address:
--------                                 --------

c/o Sabkar Holding Sdn. Bhd.             31 Jalan BU 2/9
Suite 16.06                              Bandar Utama
Pernas International                     47800 Petaling Jaya
Jalan Sultan Ismail                      Selangor Darul Ehsan, Malaysia
50250 Kuala Lumpur, Malaysia

WILLIAM WITTMEYER                        MALAYSIAN TECHNOLOGY DEVELOPMENT
                                           CORP.
/s/ William Wittmeyer                    By:
----------------------------                 ----------------------------

TECHNOLOGY FUNDING VENTURE               TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE               PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                        GROWTH FUND, L.P.
By: TECHNOLOGY FUNDING, INC.,            By: TECHNOLOGY FUNDING, INC.,
     Its Managing General                     Its Managing General
     Partner                                  Partner

     By:                                      By:
         ----------------------                   ----------------------
         Its                                      Its

Address:                                 Address:
--------                                 --------

2000 Alameda de las Pulgas               2000  Alameda de las Pulgas
San Mateo, California 94403              San Mateo, California 94403

TELCO SYSTEMS, INC.                      DR. PEHONG CHEN

By:
    ---------------------------          -------------------------------
     Its

Address:                                 Address:
--------                                 --------

4305 Cushing Parkway                     3 Lagoon  Drive #350
Fremont, California 94538                Redwood City, California  94065

VARIAMAT RESOURCES SDN. BHD.             DING CHO HEE

By:                                      /s/ Ding Cho Hee
    ---------------------------          -------------------------------
     Its

Address:                                 Address:
--------                                 --------

c/o Sabkar Holding Sdn. Bhd.             31 Jalan BU 2/9
Suite 16.06                              Bandar Utama
Pernas International                     47800 Petaling Jaya
Jalan Sultan Ismail                      Selangor Darul Ehsan, Malaysia
50250 Kuala Lumpur, Malaysia

WILLIAM WITTMEYER                        MALAYSIAN TECHNOLOGY DEVELOPMENT
                                           CORP.

                                         By:  /s/
----------------------------                 ----------------------------

                         REGISTRATION RIGHTS AGREEMENT

                 This Registration Rights Agreement is entered into as of March 29, 1995 by and among Unitech Telecom, Inc., a Delaware corporation (the "CORPORATION"); Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., a Delaware limited partnership ("TFVP IV"); Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., a Delaware limited partnership ("TFVP V"); Telco Systems, Inc., a Delaware corporation ("Telco"); Dr. Pehong Chen, a California resident, and Variamat Resources Sdn. Bhd., a Malaysian corporation, Ding Cho Hee, a Malaysian resident, William Wittmeyer, a California resident and Malaysian Technology Development Corp., a Malaysian corporation (the foregoing being hereinafter sometimes referred to individually as an "INVESTOR" and collectively as the "INVESTORS").

                 WHEREAS, the Corporation wishes to sell to the Investors certain shares of its Series A Convertible Preferred Stock, par value $.01 per share ("PREFERRED STOCK"), which are convertible into shares of the Corporation's Common Stock, par value $.01 per share ("COMMON STOCK"); and

                 WHEREAS, as a condition to their purchase of such Preferred Stock, in a Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), the Investors have required that the Corporation execute this Agreement to provide the Investors rights to register the Common Stock into which their Preferred Stock is convertible and certain other stock;

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                     (a) The term "Act" means the Securities Act of 1933, as amended;

                     (b) The term "HOLDER" means any Investor and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 15 hereof;

                     (c)  The terms "REGISTER," "REGISTERED," and
"REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

                     (d) The term "REGISTRABLE SECURITIES" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) Common Stock purchased by an Investor pursuant to Section 9.2 of the Purchase Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 9.2 may be exercised or converted), and (3) shares of Common Stock issuable upon exercise of the Warrants dated May 31, 1994 issued to TFVP IV and TFVP V, and (4) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock.

                 In addition, for purposes of all calculations, and notices under, and all provisions of this Agreement, where the context permits, the term "REGISTRABLE SECURITIES" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. The foregoing notwithstanding, nothing in this Agreement shall require the Corporation actually to register any shares of the Preferred Stock.

                 2. REQUEST FOR REGISTRATION. At any time after the earlier of (i) September 1, 1997 or (ii) the initial public offering of the Common Stock, if the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders of more than thirty-three and one-third percent (33 1/3%) of the then outstanding Registrable securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least the lesser of
(i) at least twenty percent (20%) of the then outstanding Registrable Securities and, (ii) Registrable Securities the expected offering price to the public of which equals or exceeds $3,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

                 Notwithstanding the foregoing, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date three (3) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective date of a prior registration under such Section; (c) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Corporation or its shareholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and
(d) the Corporation may postpone a registration pursuant to this Section 2 for such period of time as may be required to permit the use of regular audited year-end figures with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

                 The Corporation shall not be obligated to effect more than one
(1) registration pursuant to this Section 2. Any request for registration under this Section 2 must be for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Corporation.

                 3.   CORPORATION REGISTRATION.  Subject to Section
8 of this Agreement, if at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty (30) days after mailing of any such notice by the Corporation, the Corporation shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered; provided that the Corporation shall have the right to postpone or withdraw any such registration effected pursuant to this Section 3.

                  4. OBLIGATIONS OF THE CORPORATION. Whenever required under Section 2, 3, or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act until the earlier of (i) the disposition of all securities covered by such registration statement or (ii) 120 days after the effective date thereof.

                 (c) Furnish to each selling Holder such number of copies of each preliminary and final prospectus in conformity with the requirements of the Act, and such other documents as such Holder may reasonably request, in order to facilitate the disposition of Registrable Securities owned by it.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

                 (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

                 (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

                 (g) Use its best efforts to cause all the Registrable Securities either (i) to be listed on a national securities exchange (if the Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of the Registrable Securities is then permitted under the rules of such exchange, or (ii) to secure designation of all the Registrable Securities as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on Nasdaq for the Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers, Inc.

                 (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

                 (i) Make available for inspection and copying by any seller of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                 (j) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

                 (k) Make such representations and warranties to the selling Holders and the underwriters as are customarily made by issuers to underwriters and selling shareholders, as the case may be, in primary underwritten public offerings.

                 (l)  Furnish to each selling Holder a signed counterpart of

                           (i)  an opinion of counsel for the Corporation,
dated the effective date of the registration statement, and

                           (ii) "comfort" letters signed by the Corporation's
independent public accountants who have examined and reported on the Corporation's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Corporation is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities.

                 (m) Furnish to each selling Holder a copy of all documents filed and all correspondence from or to the SEC in connection with the registration statement and the offering to which it relates.

                 (n) Use its best efforts to insure the obtaining of all necessary approval from the National Association of Securities Dealers, Inc. in connection with such offering.

           5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

           6. EXPENSES OF DEMAND REGISTRATION. All expenses incurred in connection with registrations pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers', and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Corporation; PROVIDED, HOWEVER, that if a registration under Section 2 is withdrawn at the request of the selling Holders requesting such registration (other than as a result of information concerning the business or financial condition of the Corporation which is made known to the selling Holders after the date on which such registration was requested) and if such selling Holders elect not to have such registration counted as registration requested under Section 2, the requesting selling Holders shall pay the registration expenses of such registration pro rata in accordance with the number of the Registrable Securities included in such registration.

           7. CORPORATION REGISTRATION EXPENSES. All expenses (excluding underwriters' discounts and commissions) incurred in connection with a registration pursuant to Section 3 (other than a registration on Form S-3 filed pursuant to Section 11 hereof), including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Corporation.

           8.    UNDERWRITING REQUIREMENTS.
                 -------------------------

                 (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and, in connection with any such offering under Section 3, only in such quantity as will not exceed a limitation on the amount of securities to be underwritten, such limitation to be reasonably determined by the underwriters' or their representatives based on marketing factors (the "Underwriters' Limitation").
If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the Underwriters' Limitation on the amount of securities, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not exceed that limitation (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that (in the case of an offering subject to Section 3) no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and provided further that no securities of any shareholder who is not a Holder shall be included unless ail securities which the

Holders and their permitted assignees have requested to be included are included.

                 (b) With respect to any underwriting of shares to be registered under Section 2 or Section 11, the Holders of a majority of the then outstanding Registrable Securities to be included in such offering shall have the right to designate the managing underwriter or underwriters. In all other circumstances under such Sections and in connection with registrations under Section 3, the Board of Directors of the Corporation shall designate the managing underwriter or underwriters.

            9. DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

           10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

                 (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Holder, underwriter or controlling person.

                   (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each underwriter for the Corporation (within the meaning of the Act), and each person, if any, who controls the Corporation or any such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that no Holder shall have any liability under this Section

10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

                 (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if actually prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

          11.    REGISTRATIONS ON FORM S-3.

                 (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from the Holder or Holders of more than fifteen percent (15%) of the then-outstanding Registrable Securities that the corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would equal or exceed Five Hundred Thousand Dollars ($500,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

                 (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with a registration requested pursuant to
Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one counsel for the selling Holder or Holders and counsel to the Corporation, shall be borne by the Corporation.

                 (c) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

                 (d) The Corporation shall not be obligated to effect more than two registrations pursuant to this Section 11 during any period of twelve
(12) consecutive calendar months.

          12. LIMITATION ON CORPORATION OFFERINGS. The Corporation shall not register securities for sale for its own account (or, except as permitted by Section 14, any securities other than Registrable Securities held by a Holder) in any registration requested pursuant to Section 2 or 11 unless permitted to do so by the written consent of the Holders of more than eighty percent (80%) of the Registrable Securities as to which registration has been requested. The Corporation may not cause any other registration of securities for its own account (other than a registration effected solely to implement an employee benefit plan) which would become effective less than ninety (90) days after the effective date of any registration requested pursuant to Section 2 or 11 to be initiated after such requested registration.

          13. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the corporation agrees to use its best efforts to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 ACT"); and

                 (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (so) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

        14. LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS. Without the prior written consent of Holders that hold at least eighty percent (80%) in voting power of Registrable Securities, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity which are more favorable than the rights granted to the Holders hereunder or which would interfere in any respect with the exercise by the Holders of their rights hereunder.

        15. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Investor (and of any permitted transferee of any Investor or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be Transferred to any transferee who acquires (otherwise than in a registered public offering) such shares of Registrable Securities, provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and the transferee agrees to be bound by and executes a counterpart of this Agreement.

        16. MERGERS, ETC. The Corporation shall not, directly or indirectly enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act! or
(iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of the completion of the transaction for resale to the public pursuant to the Act.

         17. STAND-OFF AGREEMENT. Each Holder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Corporation held by such Holder for a specified period of time (not to exceed 90 days) following the effective date of such registration statement; PROVIDED that:

                 (a) such agreement shall only apply to the first registration statement covering Common Stock to be sold on the Corporation's behalf to the public in an underwritten offering; and

                 (b) all holders holding not less than the number of shares of Common Stock held by such Holder (including shares of Common Stock issuable upon the conversion of Preferred Stock, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Corporation enter into similar agreements.

         18.     MISCELLANEOUS.

                 (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

                 (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Holders of at least eighty percent (80%) in voting power of the then- outstanding Registrable Securities to be bound thereby.

                 (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California without regard to its principles of conflicts of laws.

                 (d)   All notices hereunder shall be given in accordance with
Section 17 of the Purchase Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly exe-cuted and delivered this Registration Rights Agreement under seal as of the date first above written.



                                   UNITECH TELECOM, INC.

                                   By: /s/
                                      -----------------------------
                                   Its President

TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING, INC.,     By:  TECHNOLOGY FUNDING, INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:  /s/                           By:  /s/
         ----------------------             -----------------------
         Its Investment Officer              Its Investment Officer


     By:  /s/                           By:  /s/
         ----------------------             -----------------------
         Its Vice President                 Its Vice President



TELCO SYSTEMS, INC.

By:
    ---------------------------    ---------------------------
Its                                Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:
    ---------------------------    ---------------------------
Its                                William Wittmeyer

                                   MALAYSIAN TECHNOLOGY
                                   DEVELOPMENT CORP.

                                     By:
---------------------------             ---------------------------
Ding Cho Hee                              Its
waived, only by the written agreement of the Holders of at least eighty percent (80%) in voting power of the then-outstanding Registrable Securities to be bound thereby.

                 (c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California without regard to its principles of conflicts of laws.

                 (d) All notices hereunder shall be given in accordance with Section 17 of the-Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Registration Rights Agreement under seal as of the date first above written.

                                   UNITECH TELECOM, INC.

                                   By:  /s/
                                       ----------------------
                                       Its President

TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING INC.,      By:  TECHNOLOGY FUNDING INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:  /s/                           By:  /s/
         ----------------------             -----------------------
           Its                                Its


TELCO SYSTEMS, INC.

By:
    ---------------------------    --------------------------------
Its                                Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:  /s/
    ---------------------------
Its
cuted and delivered this Registration Rights Agreement under seal as of -the date first above written.



                                   UNITECH TELECOM, INC.


                                   By:
                                      ----------------------------
                                      Its President


TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING INC.,      By:  TECHNOLOGY FUNDING INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:                                By:
         ----------------------             -----------------------
         Its                                Its

TELCO SYSTEMS, INC.

By:                                /s/ Pehong Chen
    ---------------------------    --------------------------------
Its                                Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:
    ---------------------------    --------------------------------
Its                                William Wittmeyer

                                   MALAYSIAN TECHNOLOGY
                                   DEVELOPMENT CORP.

                                   By:
---------------------------           -----------------------------
Ding Cho Hee                              Its
cuted and delivered this Registration Rights Agreement under seal as of the date first above written.

                                   UNITECH TELECOM, INC.


                                   By:
                                       ----------------------------
                                       Its President


TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING INC.,      By:  TECHNOLOGY FUNDING INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:                                By:
         ----------------------             -----------------------
         Its Investment Officer              Its Investment Officer


TELCO SYSTEMS, INC.

By: /s/
    ---------------------------    -------------------------------
Its                                Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:
    ---------------------------    -------------------------------
Its                                William Wittmeyer

                                   MALAYSIAN TECHNOLOGY
                                   DEVELOPMENT CORP.

                                   By:
------------------------------         ---------------------------
Ding Cho Hee                           Its
cuted and delivered this Registration Rights Agreement under seal as of the date first above written.


                                   UNITECH TELECOM, INC.

                                   By:
                                      ----------------------------
                                   Its President

TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING INC.,      By:  TECHNOLOGY FUNDING INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:                                By:
         ----------------------             -----------------------
         Its Investment Officer              Its Investment Officer


TELCO SYSTEMS, INC.

By:
    ---------------------------     -------------------------------
Its                                 Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:                                 /s/ William Wittmeyer
    ---------------------------     -------------------------------
Its                                 William Wittmeyer

                                     MALAYSIAN TECHNOLOGY
                                     DEVELOPMENT CORP.

                                     By:
---------------------------             ---------------------------
Ding Cho Hee                              Its
cuted and delivered this Registration Rights Agreement under seal as of the date first above written.


                                   UNITECH TELECOM, INC.


                                   By:
                                      ----------------------------
                                      Its President


TECHNOLOGY FUNDING VENTURE         TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE         PARTNERS V, AN AGGRESSIVE
GROWTH FUND, L.P.                  GROWTH FUND, L.P.

By:  TECHNOLOGY FUNDING INC.,      By:  TECHNOLOGY FUNDING INC.
     Its Managing General               Its Managing General
     Partner                            Partner

     By:                                By:
         ----------------------             -----------------------
         Its Investment Officer              Its Investment Officer


TELCO SYSTEMS, INC.

By:
    ---------------------------    -------------------------------
Its                                Pehong Chen


VARIAMAT RESOURCES SDN. BHD.

By:
    ---------------------------    --------------------------------
Its                                William Wittmeyer

                                   MALAYSIAN TECHNOLOGY
                                   DEVELOPMENT CORP.

/s/ Ding Cho Hee                   By: /s/
---------------------------            ---------------------------
Ding Cho Hee                           Its